OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated July 29, 2008

Effective after the close of business on March 30, 2009, the following replaces the first two paragraphs of the information in the section entitled "Who manages the Funds - Fixed Income Fund."

Fixed Income Fund

Paul Grillo, Thomas H. Chow, Roger A. Early, Wen-Dar Chen, Victor Mostrowski, and Kevin Loome are primarily responsible for the day-to-day management of the Manager's share of the Fund's assets.

Mr. Grillo is a Senior Vice President and Co-Chief Investment Officer - Total Return Fixed Income Strategy and has been with Delaware Investments since 1993. Mr. Chow is a Senior Vice President and Senior Portfolio Manager and has been with Delaware Investments since 2001. Mr. Early is a Senior Vice President and Co-Chief Investment Officer Officer - Total Return Fixed Income Strategy and re-joined Delaware Investments in March 2007. Mr. Early most recently worked at Chartwell Investment Partners as a Senior Portfolio Manager in fixed income from 2003-2007. From 2002 to 2003, Mr. Early was Chief Investment Officer for Fixed Income at Turner Investments. Dr. Chen is a Vice President and Portfolio Manager - International Debt and has been with Delaware Investments since mid-2004. Prior to joining Delaware Investments, Dr. Chen was a quantitative analyst in global asset-backed securities, credit strategies, and quantitative strategies at J.P. Morgan Securities. Mr. Mostrowski is a Vice President and Portfolio Manager - International Debt and has been with Delaware Investments since May 2007. Prior to joining Delaware Investments, Mr. Mostrowski was a Senior Portfolio Manager - Global Fixed Income for HSBC Halbis Partners (USA). Before joining HSBC in 2006, Mr. Mostrowski worked seven years for the State of New Jersey, Department of Treasury, Division of Investment, most recently as the Global Fixed Income Portfolio Manager - Emerging Markets Equity. Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. Mr. Grillo has held his Fund responsibilities since the Fund's inception, and Messrs. Chow, Early, Chen, and Mostrowski assumed Fund responsibilities in May 2007. Mr. Loome has held his Fund responsibilities since August 2007.

Please keep this supplement for future reference.

This Supplement is dated February 13, 2009.